SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, modified or otherwise supplemented from time to time, this “Agreement”), dated and effective as of the  _____ day of ______________, 2011,  is given by CyberDefender Corporation, a Delaware corporation (“Debtor”), in favor of ____________________ (“Secured Party”).

RECITALS

A.           Secured Party has agreed to make available to Debtor a loan  in the principal amount  of  [INSERT]  Dollars ($[INSERT])  (the “Loan”) pursuant to the terms and conditions of that certain Loan Agreement, dated as of even date herewith, by and between Secured Party and Debtor (the “Loan Agreement”), as evidenced by that certain Subordinated Convertible Promissory  Note in the  amount of [INSERT]  Dollars ($[INSERT]),  dated as of even date herewith, issued by Debtor in favor of Secured Party (the “Note” and, together with the Loan Agreement and this Agreement, collectively, the “Loan Documents”).

B.           As a condition to making the Loan  available to Debtor, Secured Party requires that it be granted, and Debtor has agreed to grant to Secured Party, a subordinated security interest in the property described in Exhibit “A” attached hereto, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”), which subordinated security interest is subject to the terms and conditions of that certain Subordination Agreement between Secured Party and GR Match, LLC, dated on or about even date herewith, (the “Subordination Agreement”).

NOW, THEREFORE, in order to induce Secured Party to make the Facility available to Debtor, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby represents, warrants, covenants, grants and agrees as follows:

AGREEMENT

1.           Incorporation of Recitals; Capitalized Terms.  The recitals set forth hereinabove are incorporated herein by this reference.  All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.  Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.           Definitions.

(a)           “Collateral” has the meaning given to that term in the Recital B hereof.

(b)           “Lien” means any mortgage, deed of trust, lien, pledge, security interest or other charge or encumbrance, of any kind whatsoever, including but not limited to the interest of the lessor or titleholder under any capitalized lease, title retention contract or similar agreement.

(c)           “Obligation” means the Loan.

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(d)           “UCC” means the Uniform Commercial Code as in effect in the State of California from time to time.

(e)   “Senior Security Interests” means the security interests previously granted by the Company to GR Match, LLC (“GRM”) in connection with: (i) the 9% Secured Convertible Promissory Note issued by the Company to GRM payable March 31, 2012; (ii) the Amended and Restated 9% Secured Convertible Promissory Note issued by the Company to GRM and payable March 31, 2012; and (iii) the Media and Marketing Services Agreement between GRM and the Debtor dated and effective as of July 19, 2011.

3.           Security Interest.

(a)           Debtor hereby grants to Secured Party a subordinated security interest (subject to the terms and conditions of the Subordination Agreement ): (a) in all of the Collateral, whether now owned or hereafter acquired, wherever located, whether or not such Collateral is or has been purchased, financed or otherwise acquired by the use of the Loan proceeds, whether such Collateral is related to the business conducted by Debtor under any fictitious business name referred to herein or under any other name, and whether or not the creation of a security interest therein is subject to the UCC or the Uniform Commercial Code as in effect in any other jurisdiction; and (b) in all proceeds and products thereof.

(b)           Debtor hereby authorizes Secured Party to file appropriate UCC or other financing statements, all continuation, amendments and modification filings related thereto and any other filings or recordings Secured Party deems necessary or appropriate with respect to the Collateral and Secured Party’s interest therein.  Secured Party may, in its discretion, describe the Collateral as “all assets” or “all personal property.”

(c)           The security interest granted to Secured Party hereunder shall secure the Obligation.

4.           Debtor’s Representations, Warranties, Covenants and Agreements.  Debtor hereby represents and warrants to Secured Party, and covenants and agrees, that:

(a)           Debtor is the owner of (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than the Senior Security Interests.

(b)           Upon the filing of UCC-l financing statements in the appropriate filing offices, Secured Party has (or in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) a subordinated  perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing.

(c)           This Agreement (i) has been duly authorized by all necessary corporate action of Debtor, (ii) has been duly executed by Debtor, and (iii) constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

(d)           Debtor’s place of business (or, if Debtor has more than one place of business, its chief executive office) is located at 617 West 7th Street, Suite 1000, Los Angeles, California 90017. Debtor’s true legal name is, and has been for the five (5) year period preceding the date hereof, as set forth in the preamble to this Agreement.  Debtor’s jurisdiction of formation is, and since May 19, 2010 has been, as set forth in the preamble to this Agreement.  Prior to May 19, 2010, Debtor's jurisdiction of formation was the State of California.  Debtor does not do business under any trade name or fictitious business name and has never used any other trade name or fictitious business name.  Debtor will notify Secured Party, in writing, at least thirty (30) days prior to any change in its place of business or jurisdiction of formation or the adoption or change of its legal name, any trade name or fictitious business name, and will upon request of Secured Party, execute or authenticate any additional financing statements or other certificates or records necessary to reflect any change in its place of business or jurisdiction of formation or the adoption or change in its legal name, trade names or fictitious business name.

5.           Protection of Collateral by Debtor.

(a)           Debtor will not, without the prior written consent of Secured Party, sell, transfer or dispose of any Collateral except for sales of inventory, licenses or sublicenses of intellectual property to customers in the ordinary course of Debtor’s business.  Debtor shall keep the Collateral free from any and all liens other than the Senior Security Interests.   Debtor shall, at its own expense, appear in and defend any and all actions and proceedings which purport to affect title to the Collateral, or any part thereof, or which purport to affect the security interest of Secured Party therein under this Agreement.

(b)           Debtor will keep the Collateral current, collected and/or in good condition and repair, and will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for ordinary wear and tear resulting from its normal and expected use in Debtor’s business and will not use or permit any Collateral to be used in violation in any material respect of any applicable law, rule or regulation, or in violation of any policy of insurance covering the Collateral.  Secured Party may examine and inspect the Collateral at any reasonable time, wherever located.  Debtor shall perform, observe, and comply in all material respects with all of the material terms and provisions to be performed, observed or complied with by it under each contract, agreement or obligation relating to the Collateral.

(c)           Debtor, in a timely manner, will execute or otherwise authenticate, or obtain, any document or other record, give any notices, do all other acts, and pay all costs associated with the foregoing, that Secured Party determines is reasonably necessary to protect the Collateral against rights, claims or interests of third parties, or otherwise to preserve the Collateral as security hereunder.

(d)           Debtor shall immediately notify Secured Party of any claim against the Collateral adverse to the interest of Secured Party therein.

(e) Debtor shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as is commonly maintained by prudent persons engaged in businesses similar to the business engaged in by Debtor.  Each policy of liability insurance shall provide for all losses to be paid on behalf of Secured Party and Debtor as their respective interests may appear; and each policy of property damage insurance shall provide for all losses to be paid directly to Secured Party.  Each such policy shall name Secured Party as an insured party thereunder (without any representation or warranty by or obligation upon Secured Party) as its interest may appear.

(f)           Debtor shall promptly pay when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral.

6.           Further Acts of Debtor.  Debtor shall, at the request of Secured Party, execute or otherwise authenticate and deliver to Secured Party any financing statements, financing statement changes and any and all additional instruments, documents and other records, and Debtor shall perform all actions, that from time to time Secured Party may reasonably deem necessary or desirable to carry into effect the provisions of this Agreement or to establish or maintain a perfected security interest in the Collateral having the priority provided for herein or otherwise to protect Secured Party’s interest in the Collateral.

7.           Effect of Additional Security.  If the performance of all or any portion of the Obligation  shall at any time be secured by any other collateral, the exercise by Secured Party, in the event of a default in the performance of any such obligation, of any right or remedy under any agreement or other record granting a lien on or security interest in such collateral shall not be construed as or deemed to be a waiver of, or limitation upon, the right of Secured Party to exercise, at any time and from time to time thereafter, any right or remedy under this Agreement or under any other such agreement or record.

8.           Default.  Upon the occurrence of a Default or Event of Default under any Loan Document and the continuance thereof beyond any applicable cure periods under the Loan Documents (a “Default”), subject to the terms and conditions of the Subordination Agreement,   Secured Party shall have all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) or, to the extent required by applicable law, the Uniform Commercial Code as in effect in the jurisdiction where Secured Party enforces such rights and remedies.

9.           No Implied Waivers.  No delay or omission on the part of Secured Party in exercising any right or remedy created by, connected with or provided for in this Agreement or arising from any default by Debtor or by any other person or entity the performance of whose obligations is secured hereby, shall be construed as or be deemed to be an acquiescence in or a waiver of such default or a waiver of or limitation upon the right of Secured Party to exercise, at any time and from time to time thereafter, any right or remedy under this Agreement.  No waiver of any breach of any of the covenants or conditions in this Agreement shall be deemed to be a waiver of or acquiescence in or consent to any previous or subsequent breach of the same or any other covenant or condition.

10.           Entire Agreement.  This Agreement, together with each of the Loan Documents, contains the entire understanding and agreement of Debtor and Secured Party with respect to the subject matter hereof and may not be altered or amended in any way except by a written agreement signed by the parties.  No provision of this Agreement or right of Secured Party hereunder can be waived, nor shall Debtor be released from its obligations hereunder, except by a writing duly executed by Secured Party.

11.           Transfer of Indebtedness.  Upon the transfer by Secured Party of all or any portion of the indebtedness secured hereby, Secured Party may transfer therewith all or any portion of the security interest created hereunder, but Secured Party shall retain all of its rights hereunder with respect to any part of such indebtedness and any part of its security interest hereunder not so transferred.

12.           Term; Binding Effect.  This Agreement shall be and remain in full force and effect until the Obligation has been fully performed and paid.  Upon expiration and payment in full of the Obligation, this Agreement shall automatically terminate and Secured Party shall cause UCC termination statements to be filed with respect to the Collateral.  Each of the provisions hereof shall be binding upon Debtor and its legal representatives, successors and assigns and shall inure to the benefit of Secured Party and its legal representatives, successors and assigns.

13.           Rules of Construction.  Terms used in the singular shall apply to the plural, and vice versa, as the context requires; likewise masculine, feminine and neuter genders shall be interchangeable as the context requires.  The use of the disjunctive term “or” does not imply an exclusion of the conjunctive, i.e., “or” shall have the same meaning as the expression “and/or.”  “Including” shall not be limiting.  Headings and section titles are for convenience of reference only and are not substantive parts of this Agreement, and shall not be given effect in construing the provisions of this Agreement.  Each reference to a Loan Document shall mean such Loan Document as from time to time extended, modified, renewed, restated, reaffirmed, supplemented or amended.

14.           Severability.  If any provision of this Agreement, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

16.           Governing Law and Jurisdiction.  This Agreement shall be deemed to be executed and delivered in the State of California.  Each of Debtor and Secured Party: (i) agrees that this Agreement shall be construed according to and governed by the laws of the State of California, without regard to principles of conflicts of law (except to the extent governed by the UCC); (ii) consents to personal jurisdiction in the State of California in the state and United States courts in the City of Los Angeles, California; and (iii) consents to venue in Los Angeles County, California, for all actions and proceedings with respect to this Agreement and the Loan Documents, and waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 16.

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IN WITNESS WHEREOF, the undersigned has executed this Security Agreement as of the day and year first hereinabove written.

CYBERDEFENDER CORPORATION,
a Delaware corporation

By:
Kevin Harris
Chief Financial Officer and Secretary

EXHIBIT “A”

COLLATERAL DESCRIPTION

All property of Debtor, whether now owned or hereafter acquired, wherever located, including, without limitation, all right, title and interest of Debtor in, to and under the following:

(a)           All Accounts;

(b)           All Chattel Paper;

(c)           All Commercial Tort Claims and other claims or causes of action;

(d)           All Deposit Accounts and cash; provided, however, that Purchaser acknowledges that the Company’s deposit accounts are subject to a pre-existing control agreement and will not require the Company to provide a control agreement to Purchaser over deposit accounts until satisfaction of the Senior Debt or other written consent by the holders of the Senior Debt;

(e)           All Documents;

(f)            All Equipment;

(g)           All General Intangibles;

(h)           All Goods;

(i)            All Instruments;

(j)            All Intellectual Property;

(k)           All Inventory;

(l)            All Investment Property;

(m)          All Letter-of-Credit Rights;

(n)           All contract rights;

(o)           All financial assets;

(p)           All payment intangibles;

(q)           To the extent not otherwise described above:

(i)           all insurance policies, including the proceeds thereof, and water stock;

(ii)          All architectural, structural, mechanical and engineering plans and specifications prepared for construction of improvements or extraction of minerals from any real property now or hereafter owned or leased by Debtor and all studies, data and drawings related thereto; and also all contracts and agreements of the Debtor relating to the foregoing plans and specifications or to the foregoing studies, data and drawings or to the construction of improvements on or extraction of minerals or gravel from any real property now or hereafter owned or leased by Debtor;

(iii)         All refunds, rebates, reimbursements, reserves, deferred payments, deposits, cost savings, governmental subsidy payments, governmentally registered credits (such as, by way of example and not as limitation, emissions reduction credits), other credits, waivers and payments, whether in cash or kind, due from or payable by any governmental authority or any insurance or utility company relating to any or all of the personal property or real property now or hereafter owned or leased by Debtor or to any improvements thereon or any of the other collateral described herein or arising out of the satisfaction of any condition imposed upon or the obtaining of any approvals for the development of the any real property now or hereafter owned by Debtor or the improvements thereon;

(iv)         All refunds, rebates, reimbursements, credits and payments of any kind due from or payable by any governmental authority or other entity for any taxes, special taxes, assessments, or similar governmental or quasi-governmental charges or levies imposed upon Debtor with respect to the any personal property or real property now or hereafter owned or leased by Debtor and with respect to any improvements thereon or to any of the other collateral described herein, or arising out of the satisfaction of any condition imposed upon or the obtaining of any approvals for the development of any real property now or hereafter owned or leased by Debtor or the improvements thereon;

(v)          All supporting obligations with respect to any other collateral; and

(vi)         All proceeds and products of any of the foregoing (and proceeds and products of proceeds and products).

The term "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by Company and its subsidiaries, including inventions, designs, patents (whether registered or unregistered), copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trade secrets, domain names, confidential or proprietary technical and business information, know-how, methods, processes, drawings, specifications or other data or information and all memoranda, notes and records with respect to any research and development, software and databases and all embodiments or fixations thereof whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

All terms used herein which are defined in the UCC shall have the same meanings when used herein, unless the context requires otherwise and except that (i) for purposes of this Agreement, the meaning of such terms will not be limited by reason of any limitation on the scope of the UCC, whether under Section 9-109 of the UCC, by reason of federal preemption or otherwise, and (ii) to the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the UCC, such expanded definition will apply automatically as of the date of such amendment, modification or revision.